DRAFT 4/12/00
                                             File No. 811-3752
                                             Rule 14c-5

April __, 2000

VIA EDGAR
---------

Filing Desk Stop 1-4
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549-1004

            Re:  The Managers Funds
                 File No. 811-3752
                 Preliminary Information Statement
                 ----------------------------------
Commissioners:

      On behalf of The Managers Funds, a Massachusetts business trust (the "Trust") registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), enclosed for filing in accordance with Rule 14c-5 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a preliminary information statement prepared for Managers International Equity Fund (the "Fund"), a series of the Trust.

      This information statement has been prepared in accordance with a Securities and Exchange Commission exemptive order received by the Trust (Investment Company Release No. 21412, Oct. 11, 1995) which permits the Trust's manager to hire new sub-advisers or to make changes to existing sub-advisory agreements with the approval of the Trust's Board of Trustees, but without shareholder approval.

      The information statement describes a new sub-advisory agreement between The Managers Funds LLC, the investment manager for the Trust, and Mastholm Asset Management, L.L.C. ("Mastholm"), a new sub-adviser for the Fund. The new agreement implements the decision of the Trust's Board of Trustees, acting on the investment manager's recommendation, to hire Mastholm as an additional sub-adviser for the Fund.

      The Trust intends to mail definitive copies of this information statement on or about May ___, 2000. Please direct questions or comments regarding this filing to Judith L. Shandling, Esq. of Swidler Berlin Shereff Friedman, LLP at (212) 891-9459.

                           Sincerely,
                           /s/Laura A. DeSalvo
                           Laura A. DeSalvo
                           Assistant Secretary

cc:  Judith L. Shandling, Esq.
SCHEDULE 14C INFORMATION

     Information Statement Pursuant to Section 14(c) of the
                 Securities Exchange Act of 1934
                       (Amendment No.   )



Check the appropriate box:

[ X ]     Preliminary Information Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14c-5(d)(2))
[   ]     Definitive Information Statement


     _____________The Managers Funds______________
     (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X  ]    No fee required
[    ]    Fee computed on table below per Exchange Act
          Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

          _________________________________________________

     2) Aggregate number of securities to which transaction applies:

          __________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          __________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          _________________________________________________

     5)   Total fee paid:

     ______________________________________________________

[    ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ______________________________________________________

     2)   Form, Schedule or Registration Statement No.:

     ______________________________________________________

     3)   Filing Party:

     _______________________________________________________

     4)   Date Filed:

     _______________________________________________________



                  [LOGO FOR THE MANAGERS FUNDS]



May ___, 2000


Dear Shareholder of Managers International Equity Fund:

The enclosed information statement details a recent portfolio manager addition and a new sub-advisory agreement for Managers International Equity Fund (the "Fund"). On March 3, 2000, the
Board of Trustees of The Managers Funds approved the recommendation of The Managers Funds LLC, the investment manager to the Fund (the "Manager"), to hire Mastholm Asset Management, L.L.C. ("Mastholm") as a third sub-adviser for the Fund. The recommendation reflected, among other things, the Manager's opinion that Mastholm is appropriately suited to manage the Fund along with Scudder Kemper Investments, Inc. ("Scudder Kemper") and Lazard Asset Management ("Lazard") based on the Manager's principal philosophy of achieving diversification for the Fund. The sub-advisory agreement with Mastholm took effect on March 27, 2000.

Mastholm joins Scudder Kemper and Lazard, the Fund's other sub-advisers, with each managing approximately one-third of the Fund.
We are optimistic that the Fund will continue to benefit under the management of these three fine firms.

Please feel free to call us at (800) 835-3879 should you have any questions on the enclosed information statement. We thank you for your continued support of The Managers Funds.

Sincerely,
/s/Peter M. Lebovitz
Peter M. Lebovitz
President
                        Preliminary Copy


                       THE MANAGERS FUNDS

               Managers International Equity Fund

                       40 Richards Avenue
                   Norwalk, Connecticut 06854
                      ____________________

                      INFORMATION STATEMENT
                      ____________________

       This information statement is being provided to the shareholders of Managers International Equity Fund (the "International Equity Fund") in lieu of a proxy statement, pursuant to the terms of an exemptive order The Managers Funds (the "Trust") has received from the Securities and Exchange Commission which permits the investment manager to each investment portfolio of the Trust to hire new sub-advisers and make changes to existing sub-advisory contracts for each investment portfolio with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      This  information statement will be mailed on or about  May
__, 2000.

The Trust and its Investment Management Agreements

     The Trust has entered into an investment management agreement with respect to each investment portfolio of the Trust (each, a "Fund") with The Managers Funds LLC (the "Manager"), dated April 1, 1999 (the "Management Agreement"). Prior to April 1, 1999, the predecessor to the Manager served as investment manager to the Funds pursuant to a substantially similar agreement.

     Under  the  terms  of  the Management Agreement  it  is  the responsibility of the Manager to select, subject to review and approval by the Trustees, one or more sub-advisers (the "Sub-Advisers") to manage the investment portfolio of each Fund, to review and monitor the performance of these Sub-Advisers on an ongoing basis, and to recommend changes in the roster of Sub-
Advisers to the Trustees as appropriate. The Manager is also responsible for allocating the Fund's assets among the Sub-Advisers for a Fund, if such Fund has more than one Sub-Adviser. The portion of a Fund's assets managed by a Sub-Adviser may be adjusted from time to time in the sole discretion of the Manager. It is possible that, at certain times, a Sub-Adviser under contract may be allocated none of a Fund's assets to manage. The
Manager   is   also  responsible  for  conducting  all   business
operations  of  the Trust, except those operations contracted  to
the  custodian  or  transfer  agent.   As  compensation  for  its
services, the Manager receives a fee from each Fund, and the Manager is responsible for payment of all fees payable to the Sub-Advisers of that Fund. The Funds, therefore, pay no fees to the Sub-Advisers.

     The Manager recommends Sub-Advisers for the Funds to the Trustees based upon its continuing quantitative and qualitative evaluation of the Sub-Advisers' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

      The Sub-Advisers do not provide any services to the Funds except portfolio investment management and related record-keeping services. However, in accordance with procedures adopted by the Trustees, a Sub-Adviser, or its affiliated broker-dealer, may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

Exemptive Order

       The Trust has received an exemptive order from the Securities and Exchange Commission (Investment Company Release No. 21412, Oct. 11, 1995) which permits the Manager to hire new Sub-Advisers or to make changes to existing sub-advisory agreements with the approval of the Trust's Trustees, but without shareholder approval. Among other things, this Order requires the Manager to provide shareholders with a statement containing all information regarding a new Sub-Adviser or a material change in a Sub-Advisory Agreement to the same extent that would be set forth in a proxy statement.

The Sub-Advisory Agreement

      Since December 1989, Scudder Kemper Investments, Inc. ("Scudder Kemper"), and since January 1995, Lazard Asset Management ("Lazard") has served as a Sub-Adviser to a portion of the International Equity Fund, pursuant to a Sub-Advisory Agreement most recently revised as of April 1, 1999 (the "Scudder Kemper Agreement" and the "Lazard Agreement", respectively). (The Scudder Kemper Agreement and the Lazard Agreement were revised on April 1, 1999 in connection with a change in control of the Manager pursuant to which the previous Scudder Kemper Agreement and Lazard Agreement were terminated.) At a meeting of the Board of Trustees held on March 3, 2000, the Trustees, including a majority of the non-interested Trustees (those Trustees who are not parties to the new agreement or interested persons of such parties), approved the recommendation of the Manager to add Mastholm Asset Management, L.L.C. ("Mastholm") as a Sub-Adviser to the Fund. Accordingly, the Trustees approved a Sub-Advisory Agreement for the Fund with Mastholm that became effective on March 27, 2000 (the "Mastholm Agreement").

      The  terms of the Mastholm Agreement are identical  in  all
respects   to  the  Scudder  Kemper  Agreement  and  the   Lazard
Agreement,  except  for the date and the  identity  of  the  Sub-
Adviser.

      The recommendation to hire Mastholm was made by the Manager in the ordinary course of its on-going evaluation of Sub-Adviser performance and investment strategy and after extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process and style, and long-term performance record. The Manager believes that Mastholm's investment management style is appropriately suited to the Manager's principal philosophy of achieving focus (within a single Sub-Adviser) and diversification (across Sub-Advisers) for the Fund.

      Under the Management Agreement, the International Equity Fund pays the Manager a fee equal to 0.90% of the Fund's average daily net assets. From this fee, the Manager paid Scudder Kemper and Lazard a fee of 0.50% of the average daily net assets under Scudder Kemper's and Lazard's management, respectively. Pursuant to the Mastholm Agreement, the Manager pays Mastholm the same fee; i.e., a fee of 0.50% of the Fund's average daily net assets under Mastholm's management. For the fiscal year ended December
31,   1999,  the  International  Equity  Fund  paid  the  Manager
$5,431,401,  and  the Manager paid $_____ to Scudder  Kemper  and
$________  to Lazard under their respective Agreements.   If  the
Mastholm Agreement had been in effect for fiscal 1999, the total management fee payable by the Fund to the Manager and the total amount of the Sub-Advisory fees payable by the Manager to the Sub-Advisers would have been the same. However, Scudder Kemper and Lazard would have received a smaller portion of the Sub-Adviser fees as a portion of those fees would have been paid to Mastholm.

     The Mastholm Agreement is attached to this information statement as Exhibit A. Apart from the identity of the Sub-Adviser and the effective date of the Agreement, there are no differences between the Mastholm Agreement and either the Scudder Kemper Agreement and the Lazard Agreement.

Information on Mastholm

      Following is a description of Mastholm, which is based on information which it has provided. Mastholm is not affiliated with the Manager or the Trust, other than by reason of serving as Sub-Adviser to the Fund.

MASTHOLM ASSET MANAGEMENT, L.L.C.
10500 N.E. 8th Street, Suite 660
Bellevue, Washington 98004

     Mastholm Asset Management, L.L.C. was founded in 1997 and is a limited liability company. As of December 31, 1999, Mastholm had approximately $950 million in assets under management.

      The name and principal occupation of the directors and principal executive officers of Mastholm are set forth below; the address of each is that of Mastholm.

Name                   Position
Theodore J. Tyson      Managing Director, Portfolio Manager
Joseph P. Jordan       Director, Portfolio Manager
Douglas R. Allen       Director, Portfolio Manager
Arthur M. Tyson, II    Director, Financial Research
Robert L. Gernstetter  Director, Marketing and Client Services
Thomas M. Garr         Managing Director

      Mastholm does not act as an investment adviser to any other investment company.

 Board of Trustees' Recommendation



     At an in-person meeting held on March 3, 2000, the Trustees, in approving the Mastholm Agreement, considered a number of factors, including (i) the nature and quality of the services expected to be rendered by Mastholm to the Fund; (ii) Mastholm's investment management approach, which is expected to complement that of Scudder Kemper and Lazard and provide additional diversification to the Fund; (iii) the structure of Mastholm and its ability to provide services to the Fund; (iv) that the fees payable by the Fund will not change as a result of adding Mastholm as an additional Sub-Adviser to the Fund; and (v) that the Mastholm Agreement was identical in all material respects to both the Scudder Kemper Agreement and the Lazard Agreement.

ADDITIONAL INFORMATION

Other Matters

      The  Manager,  located  at  40  Richards  Avenue,  Norwalk,
Connecticut  06854,  serves  as  investment  manager,   principal
underwriter and Administrator of the Trust.

      To the knowledge of the Trust, as of April __, 2000, no individual person beneficially owned more than 5% of the Fund's outstanding shares.

      As of April 21, 2000, Mastholm is affiliated with a broker/dealer, Salomon Smith Barney. However, the Fund did not pay commissions to any broker affiliated with Mastholm during its fiscal year ended December 31, 1999.

     As of April 21, 2000, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Fund.

      The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

     Copies of the most recent annual and semi-annual reports are available without charge. To obtain a copy, call or write the Manager, at 40 Richards Avenue, Norwalk, CT 06854, (800) 835-
3879.

                                        By Order of the Trustees,
                                        /s/Laura A. DeSalvo
                                        LAURA A. DESALVO
                                        Assistant Secretary



Dated: May __, 2000
                                                        Exhibit A

                     SUB-ADVISORY AGREEMENT


Attention:  Theodore J. Tyson
            Mastholm Asset Management, L.L.C.


RE:  Sub-Advisory Agreement


The Managers International Equity Fund (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

     The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Sub-Adviser. The Manager, being duly authorized, hereby appoints and employs Mastholm Asset Management, L.L.C. ("Sub-Adviser") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Adviser, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2.  Portfolio Management Duties.

     (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Adviser shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies  and  restrictions as  stated  in  the  Fund's
     Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

     (b) The Sub-Adviser shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Adviser agrees that all records under the Act shall be the property of the Trust.

     (c) The Sub-Adviser shall provide the Trust's Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Adviser shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

     (d) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

     (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Sub-Adviser shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

     (a) In doing so, the Sub-Adviser's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Adviser to solicit competitive bids for each transaction, and the Sub-Adviser shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Adviser deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Adviser may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as
     amended) made available by the broker to the Sub-Adviser viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Adviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and
     (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (c) The Sub-Adviser agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Adviser for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisers.

4. Information Provided to the Manager and the Trust and to the Sub-Adviser

     (a) The Sub-Adviser agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Adviser will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

     (b) The Sub-Adviser agrees that it will notify the Manager and the Trust in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

     (c) The Sub-Adviser represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Adviser's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Adviser agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Sub-Adviser. The Manager acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this
Agreement.   The Sub-Adviser shall not be liable for any  act  or
omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Adviser would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on March 27, 2000 and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Adviser or (iii) by the Sub-Adviser at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.


                            THE MANAGERS FUNDS LLC

BY:  /s/Peter M. Lebovitz

                            Its: President

                            DATE:3/20/00
ACCEPTED:

BY:  /s/Theodore J. Tyson

                            Its: Managing Director, CIO

DATE:                             3/14/00


                            Acknowledged:
                            THE MANAGERS FUNDS

                            BY:  /s/Peter M. Lebovitz

                            Its: President

                            DATE:3/20/00


SCHEDULES:                  A.  Fee Schedule.
                           SCHEDULE A
                         SUB-ADVISER FEE

     For services provided to the Fund Account, The Managers Funds LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.50% of average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.